UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KYVERNA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

KYVERNA THERAPEUTICS INC. 5980 HORTON ST, SUITE 550 EMERYVILLE, CA 94608 V66335-P28882 Your Vote Counts! KYVERNA THERAPEUTICS, INC. 2025 Annual Meeting Vote by May 28, 2025 11:59 PM ET You invested in KYVERNA THERAPEUTICS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 29, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # = Vote Virtually at the Meeting* May 29, 2025 Smartphone users Point your camera here and vote without entering a control number Virtually at: *Please check the meeting materials for any special requirements for meeting attendance. 11:00 a.m. Pacific Time www.virtualshareholdermeeting.com/KYTX2025

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. The election of two Class I directors to hold office until the Company's 2028 annual meeting of stockholders. Nominees: For 01) Beth Seidenberg, M.D. 02) Fred E. Cohen, M.D., D.Phil. 2. The ratification of the appointment by the Audit Committee of the Company's Board of Directors of BDO USA, P.C. as the Company's independent registered public accounting firm and independent auditor for the year ending December 31, 2025. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". V66336-P28882